SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report (Date of Earliest event reported)   May 20, 1997


            ALEXANDER  MARK INVESTMENTS  (USA),INC.
     (Exact Name of Registrant as Specified in its Charter)



 Colorado                   0-12122                 84-0601802
(State of                (Commission              (IRS Employer
Incorporation)           File Number)            Identification No.)


        17770 Preston Road,    Dallas, Texas  75252
        (Address  of  Principal  Executive  Offices)


Registrant's telephone number, including area code: (972)733-3005

ITEM 1.        Changes in Control of Registrant

On May 20, 1997 Adina, Inc. the majority shareholders of Registrant transferred 6,029,921 (80% of the outstanding shares) to Camelot Corporation a public company as payment for subscription. 80% of the shares are owned by Camelot who now has control of the Registrant.


                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     ALEXANDER MARK INVESTMENTS (USA), INC.

                    By:/s/ Daniel Wettreich
                           Daniel Wettreich
                           President

Dated:  May 29, 1997